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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 August 6, 1996
                Date of Report (Date of earliest event reported)





                            BRODERBUND SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)




              Delaware                                  0-15811                                  94-2768218
              --------                                  -------                                  ----------
  (State or other jurisdiction of               (Commission File Number)            (I.R.S. Employer Identification No.)
           incorporation)




                              500 Redwood Boulevard
                              Novato, CA 94948-6121
                    (Address of principal executive offices)

                                 (415) 382-4400
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS

                  On July 29, 1996, Broderbund Software, Inc., a Delaware corporation (the "Registrant" or "Broderbund") agreed to acquire T/Maker, Inc. ("T/Maker"), a California corporation and wholly-owned subsidiary of Deluxe Corporation, a Minnesota corporation ("Deluxe"), by means of a stock purchase (the "Acquisition") pursuant to a Stock Purchase Agreement, dated as of July 29, 1996 (the "Purchase Agreement"), by and among the Registrant, Deluxe and T/Maker. The Acquisition was consummated on August 6, 1996 (the "Closing Date").

         Under the terms of the Purchase Agreement, on the Closing Date, Deluxe sold to Broderbund, and Broderbund acquired from Deluxe, all of the issued and outstanding stock of T/Maker for cash.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                  99.1     News Release dated as of August 20, 1996.










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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BRODERBUND SOFTWARE, INC.



Dated:   August 20, 1996              By:          /s/ Thomas L. Marcus
                                                 -------------------------------
                                                 Thomas L. Marcus
                                                 Vice President of Business
                                                 Development and General Counsel





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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                     DESCRIPTION

99.1                       News Release dated as of August 20, 1996.